Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,449,079 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

2003-4

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$243,383,495
Aggregate Outstanding Principal Balance – Treasury Bill	$36,302,958
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.92%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$207,080,537
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	85.08%
Number of Borrowers	5,994
Average Outstanding Principal Balance Per Borrower	$40,605
Number of Loans	10,569
Average Outstanding Principal Balance Per Loan – Treasury Bill	$46,903
Average Outstanding Principal Balance Per Loan – 30-day Average SOFR	$21,141
Weighted Average Remaining Term to Scheduled Maturity	190 months
Weighted Average Annual Interest Rate	6.31%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	194	2,225,619	0.9
3.51% to 4.00%	465	8,156,790	3.4
4.01% to 4.50%	1,927	26,084,247	10.7
4.51% to 5.00%	2,965	52,363,772	21.5
5.01% to 5.50%	582	11,776,205	4.8
5.51% to 6.00%	473	10,782,662	4.4
6.01% to 6.50%	745	15,490,318	6.4
6.51% to 7.00%	1,310	34,436,010	14.1
7.01% to 7.50%	294	8,480,918	3.5
7.51% to 8.00%	615	23,752,668	9.8
8.01% to 8.50%	763	33,807,506	13.9
Equal to or greater than 8.51%	236	16,026,780	6.6

Total	10,569	$243,383,495	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	816	$2,041,968	0.8%
$5,000.00-$ 9,999.99	774	5,752,866	2.4
$10,000.00-$14,999.99	630	7,875,861	3.2
$15,000.00-$19,999.99	539	9,418,572	3.9
$20,000.00-$24,999.99	437	9,803,049	4.0
$25,000.00-$29,999.99	367	10,093,017	4.1
$30,000.00-$34,999.99	346	11,162,509	4.6
$35,000.00-$39,999.99	259	9,720,221	4.0
$40,000.00-$44,999.99	219	9,292,675	3.8
$45,000.00-$49,999.99	195	9,248,332	3.8
$50,000.00-$54,999.99	167	8,732,901	3.6
$55,000.00-$59,999.99	123	7,065,443	2.9
$60,000.00-$64,999.99	94	5,870,704	2.4
$65,000.00-$69,999.99	99	6,673,797	2.7
$70,000.00-$74,999.99	90	6,498,955	2.7
$75,000.00-$79,999.99	71	5,500,894	2.3
$80,000.00-$84,999.99	68	5,595,889	2.3
$85,000.00-$89,999.99	52	4,535,606	1.9
$90,000.00-$94,999.99	48	4,448,459	1.8
$95,000.00-$99,999.99	43	4,187,391	1.7
$100,000.00 and above	557	99,864,385	41.0

Total	5,994	$243,383,495	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	9,994	$222,567,914	91.4%
31-60 days	171	5,616,665	2.3
61-90 days	125	4,838,885	2.0
91-120 days	65	1,815,164	0.7
121-150 days	58	2,297,197	0.9
151-180 days	33	687,331	0.3
181-210 days	27	1,189,631	0.5
Greater than 210 days	96	4,370,708	1.8

Total	10,569	$243,383,495	100.0%

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	67	$30,145	*
4 to12	242	292,370	0.1%
13 to 24	409	1,228,003	0.5
25 to 36	415	1,762,887	0.7
37 to 48	1,141	5,232,338	2.1
49 to 60	661	5,251,622	2.2
61 to 72	521	5,204,139	2.1
73 to 84	439	5,586,192	2.3
85 to 96	451	6,153,298	2.5
97 to 108	1,264	17,105,424	7.0
109 to 120	663	11,966,487	4.9
121 to 132	655	14,690,792	6.0
133 to 144	530	14,703,509	6.0
145 to 156	436	12,812,900	5.3
157 to 168	398	13,084,342	5.4
169 to 180	328	12,109,483	5.0
181 to 192	299	11,634,691	4.8
193 to 204	225	9,073,413	3.7
205 to 216	187	7,708,567	3.2
217 to 228	142	6,269,176	2.6
229 to 240	135	7,575,964	3.1
241 to 252	94	6,365,850	2.6
253 to 264	93	5,242,214	2.2
265 to 276	68	3,331,404	1.4
277 to 288	64	3,318,630	1.4
289 to 300	157	11,258,429	4.6
301 to 312	392	33,468,341	13.8
313 to 324	23	2,350,824	1.0
325 to 336	7	694,515	0.3
337 to 348	10	1,289,757	0.5
349 to 360	30	4,167,257	1.7
361 and above	23	2,420,533	1.0

Total	10,569	$243,383,495	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	190	$5,609,553	2.3%
Forbearance	853	32,798,983	13.5
Repayment
First year in repayment	64	6,191,545	2.5
Second year in repayment	60	4,460,428	1.8
Third year in repayment	54	2,897,671	1.2
More than 3 years in repayment	9,348	191,425,313	78.7

Total	10,569	$243,383,495	100.0%

(1)          Of the trust student loans in forbearance status, approximately 32 loans with an aggregate outstanding principal balance of $728,260, representing 0.30% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 156.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-4

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	25.3	-	209.7
Forbearance	-	12.8	213.7
Repayment	-	-	182.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $5,609,553 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $3,679,808 or approximately 65.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-4

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	85	$1,900,637	0.8%
Alaska	8	119,041	*
Arizona	219	5,357,561	2.2
Arkansas	56	1,744,880	0.7
California	1,246	30,344,271	12.5
Colorado	170	3,098,660	1.3
Connecticut	163	3,830,595	1.6
Delaware	23	782,336	0.3
District of Columbia	32	459,577	0.2
Florida	781	21,401,230	8.8
Georgia	426	10,769,336	4.4
Hawaii	23	388,841	0.2
Idaho	37	986,577	0.4
Illinois	458	8,072,393	3.3
Indiana	136	1,962,007	0.8
Iowa	56	1,404,561	0.6
Kansas	151	3,287,668	1.4
Kentucky	51	1,085,280	0.4
Louisiana	342	7,884,070	3.2
Maine	46	1,310,244	0.5
Maryland	298	6,843,064	2.8
Massachusetts	293	4,395,389	1.8
Michigan	261	7,508,250	3.1
Minnesota	163	4,357,604	1.8
Mississippi	112	3,066,871	1.3
Missouri	258	5,846,046	2.4
Montana	15	453,306	0.2
Nebraska	20	480,450	0.2
Nevada	98	2,691,216	1.1
New Hampshire	49	1,032,134	0.4
New Jersey	281	6,525,756	2.7
New Mexico	32	876,815	0.4
New York	657	15,341,480	6.3
North Carolina	291	5,858,872	2.4
North Dakota	2	6,270	*
Ohio	41	1,180,976	0.5
Oklahoma	244	6,111,251	2.5
Oregon	179	4,281,171	1.8
Pennsylvania	334	6,608,296	2.7
Rhode Island	24	314,507	0.1
South Carolina	142	3,215,315	1.3
South Dakota	12	124,531	0.1
Tennessee	189	4,656,025	1.9
Texas	1,131	24,496,676	10.1
Utah	33	934,202	0.4
Vermont	15	277,110	0.1
Virginia	304	5,901,426	2.4
Washington	295	6,093,637	2.5
West Virginia	35	777,895	0.3
Wisconsin	124	4,157,987	1.7
Wyoming	9	109,155	*
Other	119	2,670,047	1.1

Total	10,569	$243,383,495	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

2003-4

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-4

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	4,917	$84,896,817	34.9%
Other Repayment Options(1)	3,878	81,988,724	33.7
Income-driven Repayment(2)	1,774	76,497,954	31.4
Total	10,569	$243,383,495	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 97 loans with an aggregate outstanding principal balance of $5,287,140 currently in an interest-only period.  These interest-only loans represent approximately 2.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	5,250	$102,751,205	42.2%
Unsubsidized	5,319	140,632,290	57.8

Total	10,569	$243,383,495	100.0%

2003-4

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	17	$822,126	0.3%
October 1, 1993 through June 30, 2006	10,552	242,561,369	99.7
July 1, 2006 and later	0	0	0.0

Total	10,569	$243,383,495	100.0%

2003-4

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	482	$7,488,520	3.1%
College Assist	2	107,359	*
Educational Credit Management Corporation	858	17,872,272	7.3
Great Lakes Higher Education Corporation	5,723	143,731,156	59.1
Kentucky Higher Educ. Asst. Auth.	284	4,565,175	1.9
Michigan Guaranty Agency	156	3,290,190	1.4
Oklahoma Guaranteed Stud Loan Prog	243	4,539,846	1.9
Pennsylvania Higher Education Assistance Agency	897	19,628,794	8.1
Texas Guaranteed Student Loan Corp	1,924	42,160,182	17.3
Total	10,569	$243,383,495	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

2003-4